NEWS

For Release:      January 22, 2003

Contact:          Financial:   Joseph F. Morris
                               Senior Vice President and Chief Financial Officer
                               (215) 443-3612

                  Media:       David Kirk, APR
                               (610) 792-3329

Summary: Penn-America Group, Inc. (NYSE:PNG) reports record levels of operating income and net income for 2002. For the fourth quarter, operating income increased 41.7 percent to $2.9 million or $0.24 per share (basic and diluted).

Three-Month Results

         HATBORO, PA (January 22, 2003) -- Penn-America Group, Inc. (NYSE:PNG) today reported operating income increased 41.7 percent to $2.9 million or $0.24 per share (basic and diluted) for the fourth quarter of 2002, compared with operating income of $2.1 million or $0.18 per share (basic and diluted) for the fourth quarter of 2001. Operating income is calculated by subtracting net realized investment gain (loss), after taxes, from net income. Net income for the fourth quarter of 2002 was $3.9 million or $0.32 per share (basic and diluted) and included a net realized investment gain, after taxes, of $1.0 million. Net income for the fourth quarter of 2001 was $1.4 million or $0.12 per share (basic and diluted) and included a net realized investment loss, after taxes, of $0.7 million.


         Gross written premiums increased 42.3 percent to $39.1 million in the fourth quarter of 2002, compared with $27.4 million for the same period of 2001. Net written premiums increased 37.0 percent to $33.1 million in the current quarter, compared with $24.1 million for the same period of 2001. The GAAP combined ratio for the fourth quarter of 2002 was 95.7 compared with 98.9 for the fourth quarter of 2001. Jon Saltzman, president and CEO noted, "The excellent operating results in the fourth quarter capped the fifth consecutive quarter of underwriting profitability for the company. With an infusion of $38 million in new capital during the quarter combined with strong pricing and continuing opportunities in the current hard insurance markets, our financial condition and prospects for the future are solid and exciting."


                                    --more--

Page 2/Penn-America Group, Inc. (NYSE: PNG) Fourth Quarter 2002 Results

2002 Results

         For the year ended December 31, 2002, the company reported operating income of $9.6 million or $0.82 per basic share and $0.81 per diluted share compared with operating income of $5.7 million or $0.50 per share (basic and diluted) for the year ended December 31, 2001. Net income for the year ended December 31, 2002 was $10.5 million or $0.90 per basic share and $0.88 per diluted share and included a net realized investment gain, after taxes, of $0.8 million. Net income for the year ended December 31, 2001 was $4.9 million or $0.43 per share (basic and diluted) and included a net realized investment loss, after taxes, of $0.8 million.

         Gross written premiums increased 60.0 percent to $157.4 million for the year ended December 31, 2002, compared with $98.4 million for the year ended December 31, 2001. Net written premiums increased 54.6 percent to $134.7 million for the year ended December 31, 2002, compared with $87.1 million for the year ended December 31, 2001. The GAAP combined ratio for the year ended December 31, 2002, was 97.7 compared with 103.1 in 2001.

Additional Capital

         In the fourth quarter of 2002, the company raised $38 million of additional capital through two separate transactions. The company executed the private placement sale of a $15 million thirty-year trust- preferred security through a wholly owned trust subsidiary, which resulted in net proceeds of $14.5 million. In addition, the company raised $23.5 million from the issuance of 2,990,000 shares of the Company's common stock.

         The company contributed virtually all of the net proceeds to its insurance subsidiaries in order to support the business growth of its insurance operations. Combined statutory policyholders' surplus of the company's insurance subsidiaries stood at $110.3 million at December 31, 2002, up from $64.7 million at December 31, 2001.

Teleconference for Interested Parties

         Saltzman and Joe Morris, senior vice president, CFO and treasurer will conduct a teleconference for interested parties today at 11:00 a.m. Eastern Time. To participate, telephone (800) 230-1092 a few minutes before 11:00 a.m. and request the Penn-America conference call. A digital recording of the teleconference will be available from 2:15 p.m. today through 11:59 p.m. Eastern Standard Time, Wednesday, January 29, 2003. To hear the recording, telephone
(800) 475-6701 at any time during that period and use access code 668423. This conference call also will be broadcast live at www.penn-america.com, supplied by CCBN. To listen to the Web Cast, your computer must have Windows Media Player installed. If you do not have Windows Media Player, go to www.penn-america.com prior to the call, where it can be downloaded for free. An online replay also will be available approximately one hour after the call.

                                    --more--

Page 3/Penn-America Group, Inc. (NYSE: PNG) Fourth Quarter 2002 Results


         Penn-America Group, Inc. (NYSE:PNG) is a specialty commercial property and casualty insurance holding company that markets and underwrites general liability, commercial property and multi-peril insurance for small businesses in small towns and rural areas through a select network of wholesale general agents in the excess and surplus lines market.


Certain information included in this news release and other statements or materials published or to be published by the company are not historical facts but are forward-looking statements including, but not limited to, such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the company provides the following cautionary remarks regarding important factors which, among others, could cause the company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, results of the company's business, and the other matters referred to above include, but are not limited to: (1) risks inherent in establishing loss and loss adjustment expense reserves; (2) uncertainties relating to the financial ratings of the company's insurance subsidiaries; (3) uncertainties relating to government and regulatory policies; (4) uncertainties arising from the cyclical nature of the company's business; (5) changes in the company's relationships with, and the capacity of, its general agents; and (6) the risk that the company's reinsurers may not be able to fulfill their obligations to the company. For additional disclosure regarding potential risk factors, refer to documents filed by the company with the Securities and Exchange Commission, including the company's 2001 10-K/A.

Note:  Tables follow.



                                    --more--

PENN-AMERICA GROUP, INC.  AND SUBSIDIARIES (NYSE: PNG)
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)



                                                          Three Months Ended                             Year Ended
                                                          ------------------                             ----------
                                                    12/31/02             12/31/01             12/31/02               12/31/01
                                                    --------             --------             --------               --------
                                                                       (Restated)2                                 (Restated) 2

Revenues:
     Premiums earned                              $     34,133        $   22,740          $       115,055          $    88,934
     Net investment income                               2,961             2,823                   11,757               11,339
     Net realized investment gain (loss)                 1,446              (986)                   1,273               (1,178)
                                                  --------------      ---------------       --------------         --------------
         Total revenues                                 38,540            24,577                  128,085               99,095
                                                  --------------      ---------------       --------------         --------------

Losses and expenses:
     Losses and loss adjustment
         expenses                                       21,659            14,181                   75,108               60,921
     Amortization of deferred
         policy acquisition costs                        8,733             5,527                   29,010               22,715
     Other underwriting expenses                         2,272             2,784                    8,304                8,030
     Corporate expenses                                    156                56                      618                  548
     Interest expense                                      108                40                      213                  160
                                                  --------------      ---------------       --------------         --------------
         Total losses and expenses                      32,928            22,588                  113,253               92,374
                                                  --------------      ---------------       --------------         --------------

Income before income tax                                 5,612             1,989                   14,832                6,721
Income tax expense                                       1,713               561                    4,368                1,781
                                                  --------------      ---------------       --------------         --------------

     Net income                                   $      3,899        $    1,428            $      10,464                4,940
                                                  ==============      ===============      ==============         ==============

Operating income                                  $      2,945             2,079           $        9,624          $     5,717
Net realized investment gain (loss),
   after taxes                                             954              (651)                     840                 (777)
                                                  --------------      ---------------       --------------         --------------
       Net income                                 $      3,899        $    1,428           $       10,464          $     4,940
                                                  ==============      ==============        ==============         ==============

Basic income per share 1
     Operating income                             $       0.24        $     0.18           $         0.82          $      0.50
     Net realized investment gain  (loss),
        after taxes                                       0.08             (0.06)                    0.08
                                                                                                                         (0.07)
                                                  --------------      ---------------       --------------         --------------
         Net income                               $       0.32        $     0.12           $         0.90          $      0.43
                                                  ==============      ==============        ==============         ==============

Diluted income per share 1
     Operating income                             $       0.24        $     0.18           $         0.81          $      0.50
     Net realized investment gain (loss),
        after taxes                                       0.08             (0.06)                    0.07                (0.07)
                                                  --------------      ---------------       --------------         --------------
         Net income                               $       0.32        $     0.12           $         0.88          $      0.43
                                                  ==============      ==============        ==============         ==============

Cash dividend per share 1                         $    0.03875        $    0.035           $      0.15458          $      0.14

Weighted average shares outstanding 1:
     Basic                                          12,056,340        11,466,719               11,689,405           11,420,213
     Diluted                                        12,226,167        11,555,298               11,879,087           11,501,703


1 Adjusted to reflect a three-for-two stock split effected on May 9, 2002.
2 Reflects an increase in net realized investment loss of $623,000 and the related income tax benefit of $212,000 for the three and twelve months ended December 31, 2001. For more details see the company's 2001 10-K/A.



                                    --more--

PENN-AMERICA GROUP, INC.  AND SUBSIDIARIES (NYSE: PNG)
CONDENSED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)



INSURANCE PERFORMANCE DATA
--------------------------

                                                          Three Months Ended                             Year Ended
                                                          ------------------                             ----------
                                                    12/31/02             12/31/01             12/31/02               12/31/01
                                                    --------             --------             --------               --------

Gross written premiums                            $     39,063        $    27,447            $    157,433          $    98,412
Net written premiums                                    33,086             24,144                 134,662               87,123


GAAP ratios:
Loss ratio                                                63.5              62.4                     65.3                 68.5
Expense ratio                                             32.2              36.5                     32.4                 34.6
                                                  --------------      ---------------       --------------         --------------
Combined ratio                                            95.7              98.9                     97.7                103.1


Statutory ratios:
Loss ratio                                                63.5              62.4                     65.3                 68.5
Expense ratio                                             33.1              34.2                     30.8                 33.6
                                                  --------------      ---------------       --------------         --------------
Combined ratio                                            96.6              96.6                     96.1                102.1




                                                      --more--

PENN-AMERICA GROUP, INC.  AND SUBSIDIARIES (NYSE: PNG)
CONDENSED CONSOLIDATED FINANCIAL DATA
(In thousands, except per share data)


SELECTED BALANCE SHEET DATA                                              December 31,                         December 31,
---------------------------                                              ------------                         ------------
                                                                             2002                                 2001
                                                                             ----                                 ----

Investments and cash:
     Fixed maturities:
         Available for sale                                           $       246,583                        $       135,253
         Held to maturity                                                       1,963                                 15,084
     Equity securities                                                         18,625                                 25,149
     Short-term investments and cash                                            9,796                                 13,129
                                                                     -------------------                 ----------------------
                                                                      $       276,967                        $       188,615
                                                                     ===================                 ======================

Reinsurance recoverable                                               $        27,843                        $        25,804
Total assets                                                                  347,239                                248,115
Unpaid losses and loss adjustment expenses                                    137,747                                119,598
Unearned premiums                                                              65,365                                 41,034
Total liabilities                                                             230,644                                167,724
Total stockholders'equity                                                     116,595                                 80,391
Total shares outstanding 1                                                 14,572,098                             11,478,351
Book value per share 1                                                $          8.00                        $          7.00
Statutory policyholders' surplus                                      $       110,299                        $        64,733




1 Adjusted to reflect a three-for-two stock split effected on May 9, 2002.

                                    --more--

PENN-AMERICA GROUP, INC.  AND SUBSIDIARIES (NYSE: PNG)
CONDENSED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)



SUPPLEMENTARY DATA BY LINE OF BUSINESS
--------------------------------------
                                                                       Year Ended December 31, 2002
                                                                       ----------------------------

                                                        Net                          Net                      Loss
                                                      Written                      Earned                    and LAE
                                                     Premiums                     Premiums                    Ratio
                                                     --------                     --------                    -----



Core commercial lines
Specialty property                                   $    13,464                $       11,768                   46.9
CMP - property                                            51,741                        44,127                   64.5
CMP - liability                                           34,738                        30,808                   74.3
Other & product liability                                 34,688                        28,312                   64.0
                                                   --------------              ----------------           --------------
     Total core commercial                               134,631                       115,015                   65.2
Exited lines
Commercial auto liability                                     25                            28                      *
Commercial auto P.D.                                           6                            12                      *
Personal lines                                                --                            --                     --
                                                   --------------              ----------------           --------------
     Total exited lines                                       31                            40                      *
                                                   --------------              ----------------           --------------
TOTAL                                               $    134,662                $      115,055                   65.3
                                                   ==============              ================           ==============




                                                                      Year Ended December 31, 2001
                                                                      ----------------------------

                                                        Net                         Net                     Loss
                                                      Written                     Earned                   and LAE
                                                     Premiums                    Premiums                   Ratio
                                                     --------                    --------                   -----


Core commercial lines
Specialty property                                  $      8,634               $        6,803
                                                                                                                 65.2
CMP - property                                            31,580                       29,409                    74.1
CMP - liability                                           24,787                       24,676                    65.8
Other & product liability                                 21,262                       23,373                    60.9
                                                   --------------             ----------------            ----------------
     Total core commercial                                86,263                       84,261                    67.3
Exited lines
Commercial auto liability                                    604                        3,299                   129.1
Commercial auto P.D.                                         254                        1,352                   106.7
Personal lines                                                 2                           22                       *
                                                   --------------             ----------------            ----------------
     Total exited lines                                      860                        4,673                    90.0
                                                   --------------             ----------------            ----------------
TOTAL                                               $     87,123               $       88,934                    68.5
                                                   ==============             ================            ================

*Not meaningful





                                    --more--

PENN-AMERICA GROUP, INC.  AND SUBSIDIARIES (NYSE: PNG)
CONDENSED CONSOLIDATED FINANCIAL DATA
(In thousands, except ratios)



SUPPLEMENTARY DATA BY LINE OF BUSINESS
--------------------------------------

                                                                   Three Months Ended December 31, 2002
                                                                   ------------------------------------

                                                         Net                        Net                        Loss
                                                       Written                     Earned                    and LAE
                                                      Premiums                    Premiums                    Ratio
                                                      --------                    --------                    -----


Core commercial lines
Specialty property                                  $      3,644                 $     3,596                     34.6
CMP - property                                            13,272                      13,369                     59.1
CMP - liability                                            8,732                       8,871                     66.8
Other & product liability                                  7,440                       8,283                     79.2
                                                    --------------              -------------               -----------
     Total core commercial                                33,088                      34,119                     63.4
Exited lines
Commercial auto liability                                     (1)                         10                        *
Commercial auto P.D.                                          (1)                          4                        *
Personal lines                                                 --                         --                       --
                                                    --------------              -------------               -----------
     Total exited lines                                       (2)                         14                        *
                                                    --------------              -------------               -----------
TOTAL                                                 $   33,086                 $    34,133                     63.5
                                                    ==============              =============               ===========





                                                                   Three Months Ended December 31, 2001
                                                                   ------------------------------------

                                                         Net                         Net                      Loss
                                                       Written                     Earned                   and LAE
                                                       Premiums                   Premiums                   Ratio
                                                       --------                   --------                   -----



Core commercial lines
Specialty property                                   $     2,436                 $     2,071                    67.0
CMP - property                                             8,347                       7,679                    62.3
CMP - liability                                            7,109                       6,726                    63.2
Other & product liability                                  6,250                       6,012                    55.7
                                                    ---------------             --------------            -------------
     Total core commercial                                24,142                      22,488                    61.2
Exited lines
Commercial auto liability                                     (3)                        186                   129.1
Commercial auto P.D.                                           5                          66                   256.1
Personal lines                                                --                          --                      --
                                                    ---------------             --------------            -------------
     Total exited lines                                        2                         252                   162.3
                                                    ---------------             --------------            -------------
TOTAL                                                $    24,144                 $    22,740                    62.4
                                                    ===============             ==============            =============

*Not meaningful

                                      ###